Exhibit 10.14

Execution Version

AMENDMENT NO. 1 TO SUBSCRIPTION AGREEMENT

This AMENDMENT NO. 1 TO SUBSCRIPTION AGREEMENT (this “Amendment”) is entered into as of May 12, 2023, by and between Anzu Special Acquisition Corp I, a Delaware corporation (“Anzu”) and Anzu SPAC GP I LLC (“Sponsor”). The SPAC and Sponsor are sometimes referred to herein individually as a “party” and, collectively, as the “parties.” Capitalized terms used but not defined elsewhere herein shall have the meanings assigned to them in the Subscription Agreement (as defined below).

WHEREAS, reference is made to that certain Subscription Agreement dated as of April 17, 2023 between SPAC and Sponsor (as amended, modified or supplemented from time to time in accordance with its terms, the “Subscription Agreement”);

WHEREAS, pursuant to Section 11(f) of the Subscription Agreement, the Subscription Agreement may be amended in writing by the parties by an instrument in writing signed by each of the parties;

WHEREAS, the parties desire to amend the Subscription Agreement as set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound hereby, the parties hereby agree as follows:

AGREEMENT

SECTION 1Amendment of the Subscription Agreement. The Subscription Agreement is hereby amended as set forth in this Section 1, in accordance with Section 11(f) of the Subscription Agreement:

(a) Exhibit A to the Subscription Agreement is hereby amended and restated in its entirety as set forth in Annex A attached hereto.

SECTION 2Binding Amendment. This Amendment constitutes a valid amendment of the Subscription Agreement. In the event of any conflict between the provisions of the Subscription Agreement and this Amendment, the provisions of this Amendment shall control.

SECTION 3No Other Amendments. Except for the amendment expressly set forth above, the text of the Subscription Agreement shall remain unchanged and in full force and effect.

SECTION 4Reference to and Effect on Subscription Agreement. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Subscription Agreement to “this Subscription Agreement,” “hereunder,” “hereof” or words of like import referring to the Subscription Agreement shall mean and be a reference to the Subscription Agreement as amended hereby.

SECTION 5Miscellaneous.  The provisions of Sections 11(f) – 11(j) (inclusive) and 11(m) – 11(o) (inclusive) of the Subscription Agreement are incorporated into, and shall apply to, this Amendment, mutatis mutandis.

[Signature Page Follows.]

IN WITNESS WHEREOF, the SPAC, Merger Sub, and the Company have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

ANZU SPECIAL ACQUISITION CORP I

By	/s/ Whitney Haring-Smith
Name:	Whitney Haring-Smith
Title:	Chief Executive Officer

ANZU SPAC GP I LLC

By	/s/ Whitney Haring-Smith
Name:	Whitney Haring-Smith
Title:	Managing Member

[Signature Page to Amendment to Subscription Agreement]

Annex A

Form of Certificate of Designation

[Attached]